[USAA logo appears here. (R)]





               USAA CORNERSTONE
                       STRATEGY Fund





                          [Image appears here.]





               Annual Report

--------------------------------------------------------------------------------
               May 31, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS' COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            19

      FINANCIAL INFORMATION

         Distributions to Shareholders                                21

         Independent Auditors' Report                                 22

         Portfolio of Investments                                     23

         Notes to Portfolio of Investments                            39

         Statement of Assets and Liabilities                          40

         Statement of Operations                                      41

         Statements of Changes in Net Assets                          42

         Notes to Financial Statements                                43

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
      EQUITY                      MONEY MARKET                  INDEX
--------------------------------------------------------------------------------
 Aggressive Growth*               Money Market           Extended Market Index

   Capital Growth             Tax Exempt Money Market      Global Titans Index

  Emerging Markets          Treasury Money Market Trust     Nasdaq-100 Index

 First Start Growth            State Money Market            S&P 500 Index

       Gold
                            ----------------------------------------------------
      Growth                      TAXABLE BOND             ASSET ALLOCATION
                            ----------------------------------------------------
  Growth & Income                  GNMA Trust             Balanced Strategy

    Income Stock            High-Yield Opportunities     Cornerstone Strategy

    International                    Income             Growth and Tax Strategy

Science & Technology         Intermediate-Term Bond         Growth Strategy

   Small Cap Stock              Short-Term Bond             Income Strategy

     World Growth           ------------------------
                                 TAX-EXEMPT BOND
                            ------------------------
                                    Long-Term

                                Intermediate-Term

                                   Short-Term

                                State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

*CLOSED TO NEW INVESTORS.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours





               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA CORNERSTONE STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and
Vice Chairman of the Board,
Christopher W. Claus, appears here.]         "AS AN INVESTOR MYSELF, I KNOW
                                             HOW OVERWHELMING IT CAN BE TO
                                             MAKE SMART INVESTMENT DECISIONS
                                             IN VOLATILE MARKET CONDITIONS."


--------------------------------------------------------------------------------

               Since our last annual report, one thing has become very clear: We are facing one of the most challenging investment climates in several years. The slowing effects of 1999's higher interest rate environment on our economy, the swift, steep fall of technology stocks, and the evaporation of corporate earnings in several sectors have undoubtedly received a great deal of attention from media, investment companies, and economists alike--maybe a bit too much attention.

               As an investor myself, I know how overwhelming it can be to make smart investment decisions in volatile market conditions. It's a challenge for all investors--whether they invest in equity funds, fixed-income vehicles, or a combination of both. USAA Investments approaches this challenge the same way you and other investors do. Here are a few of the steps we take to deal with down markets.

 ...CONTINUED
--------------------------------------------------------------------------------


               WE LOOK FOR OPPORTUNITIES. We seek opportunities in EVERY market situation. For example, we look for companies with strong business fundamentals to invest in--companies that are best positioned to thrive when the economy improves--and take advantage of the low stock prices available in down markets.

               WE DIVERSIFY. We diversify our stock portfolios by investing in a wide range of sectors (basic materials, health care, technology, energy, consumer staples, etc.), and we diversify our overall investment portfolio by investing in both fixed-income and equity investments.

               WE MEASURE OUR PERFORMANCE. We believe it's important to provide strong performance to our members in ALL market conditions. One way we gauge our performance is through rankings of our funds by established financial benchmarking services. We are ranked by reputable financial information companies such as Morningstar, Inc., known for its Overall Morningstar Rating(TM) of mutual funds, and Lipper Analytical Services, a Reuters company that
               tracks  the   performance   of  more  than  47,000  mutual  funds
               worldwide.

               WE RELY ON INVESTMENT PROFESSIONALS. We depend on a team of highly qualified portfolio managers and securities analysts to research the markets and make sound buying and selling decisions, whether it's for an equity fund, fixed-income vehicle, money market instrument, or asset allocation fund.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               WE STAY FOCUSED ON OUR GOALS. We advise our investors that TIME IN the market is more effective than TIMING the market. What that really means is sticking to the goals you've set in your investment plan. Our goal is to offer competitive mutual fund products and services to shareholders who seek the long-term rewards of investing. This goal guides all of our actions.

               WE MAINTAIN A POSITIVE OUTLOOK. We keep current economic and market conditions in perspective and look for indications of positive changes ahead. For example, at this writing, the Federal Reserve Board (the Fed) had made five interest rate reductions of 0.5% each since the beginning of 2001. While we may still see the effects of the previous year's tightening cycle now, these reductions are designed to stimulate the economy and, as a result, may help bolster corporate profits and the financial markets.

               We at USAA Investments are committed to helping you determine, plan, and potentially reach your investment goals. As always, I appreciate the opportunity to serve you, and I thank you for your trust and continued business.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               PRESIDENT AND VICE CHAIRMAN OF THE BOARD


               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA CORNERSTONE STRATEGY FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.



TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests  principally in U.S. stocks,  international  stocks, U.S.
               government   securities,   real  estate   securities,   and  gold
               securities.


--------------------------------------------------------------------------------
                                            5/31/01              5/31/00
--------------------------------------------------------------------------------
  Net Assets                           $1,016.1 Million     $1,097.2 Million
  Net Asset Value Per Share                 $25.26               $26.27


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 5/31/01
--------------------------------------------------------------------------------
  1 YEAR                             5 YEARS                           10 YEARS
   0.58%                              7.61%                              9.70%




               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
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                                    OVERVIEW



                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund, the S&P 500 Index, and the Lipper Global Flexible Portfolio Funds Average for the period of 5/31/91 through 5/31/01. The data points from the graph are as follows:

               USAA CORNERSTONE      S&P 500          LIPPER
                 STRATEGY FUND        INDEX           AVERAGE
                 -------------       -------          -------

05/31/91          $10,000            $10,000          $10,000
11/30/91           10,055              9,777           10,165
05/31/92           10,915             10,983           11,002
11/30/92           11,083             11,580           11,077
05/31/93           12,902             12,256           12,400
11/30/93           13,468             12,747           13,283
05/31/94           13,951             12,777           13,704
11/30/94           13,605             12,880           13,522
05/31/95           14,847             15,353           14,653
11/30/95           15,910             17,636           15,585
05/31/96           17,488             19,714           16,984
11/30/96           19,096             22,547           18,212
05/31/97           20,451             25,518           19,373
11/30/97           22,258             28,974           20,506
05/31/98           23,957             33,341           22,443
11/30/98           22,625             35,836           21,908
05/31/99           23,779             40,353           23,669
11/30/99           23,852             43,323           25,951
05/31/00           25,085             44,578           27,820
11/30/00           24,556             41,493           26,914
05/31/01           25,230             39,876           27,238

DATA FROM 5/31/91 THROUGH 5/31/01.



               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the S&P 500 Index and the Lipper Global Flexible Portfolio Funds Average, an average performance level of all global flexible portfolio funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the
Portfolio Managers
appears here.]                     From left to right: Mark W. Johnson, CFA
                                   (Gold and Real Estate Securities);

                                   Kevin P. Moore (International Stocks);

                                   Donna Baggerly, CFA (U.S. Government
                                   Securities);

                                   Albert C. Sebastian, CFA (International
                                   Stocks); and

                                   R. David Ullom, CFA (Allocation Manager
                                   and U.S. Stocks).


--------------------------------------------------------------------------------


HOW DID THE USAA CORNERSTONE STRATEGY FUND PERFORM?

               For the latest fiscal year, June 1, 2000, through May 31, 2001, the USAA Cornerstone Strategy Fund recorded a total return of 0.58%. This performance compares to average total returns of -5.08% for the Fund's peer group, the Lipper Global Flexible Portfolio Funds Average.

               The performance of the USAA Cornerstone Strategy Fund was achieved during a period in which most major markets throughout the world suffered losses. In particular, three of the four sectors of the Fund posted positive total returns for the latest 12 months. In this regard, the USAA Cornerstone Strategy Fund accomplished what it was designed to do, which is to provide positive real (inflation-adjusted) rates of return.

               As a shareholder, you should note that in connection with changes in the markets, we have made changes in the sector



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 8 FOR THE LIPPER AVERAGE DEFINITION.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               allocations within the Fund's portfolio. During the latest six months, we have raised the Fund's allocation to U.S. stocks and international securities while lowering the allocation to real estate and U.S. government securities. These changes reflect a more positive outlook for the global equity markets, because interest rates have fallen and valuations have become more reasonable.



WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THE PERIOD?


U.S. STOCKS
--------------------------------------------------------------------------------

               The U.S. stock sector of the Fund performed well during the latest fiscal year. While the overall market, measured by the S&P 500 Index, was down 10.55%, the U.S. stock portion of the Fund generated a positive total return. The primary reason for this performance was the sector's overweighting in financial stocks and underweighting in the technology sector. Also, the overall positions in energy, basic materials, and capital goods helped contribute to performance.


INTERNATIONAL
--------------------------------------------------------------------------------

               The international portion of the Fund was positively affected by its overweight position in European and Canadian equities and its underweight position in Japan. Overall, international equity returns were negatively affected by weaker currencies versus the U.S. dollar.



               REFER TO THE BOTTOM OF PAGE 8 FOR THE S&P 500 Index definition.

 ...CONTINUED
--------------------------------------------------------------------------------


DEVELOPED MARKETS (EXCEPT JAPAN)
--------------------------------------------------------------------------------

               European equity markets were down for the period but outperformed other international markets. The more defensive sectors, such as health care, utilities, financials, and consumer staples registered positive returns because of downgraded expectations about economic growth. Energy and mining stocks also had positive returns based on firmer commodity prices. Information technology and telecommunication services were by far the worst-performing sectors for the period.

               Overall, our position in Canadian equities had a positive return for the period. Poor performance in the information technology area was offset by the performance of our holdings in the financial, energy, and industrial sectors. Canadian National Railway, our largest position in Canada, performed particularly well.


JAPAN
--------------------------------------------------------------------------------

               Japan underperformed most other markets for the period as the inflated valuations surrounding many Internet-related stocks proved unsustainable. A number of prominent bankruptcies, as well as a deterioration in the asset quality in the banking sector,
               negatively      affected      equity       performance.       The
               consumer-discretionary, information technology, and telecommunication services sectors were the worst-performing sectors for the period.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


EMERGING MARKETS
--------------------------------------------------------------------------------

               The year was one of tremendous turbulence in emerging markets. In July of 2000, Mexico swore in the first president in more than 70 years who did not belong to the long-ruling political party PARTIDO REVOLUCIONARIO INSTITUCIONAL (PRI). In addition, Taiwan also swore in its first president since the founding of the country who was not a member of the long-ruling party KUOMINTANG
               (KMT). Turkey and Argentina had to deal with debt and foreign payment pressure that resulted in assistance from the International Monetary Fund. The slowing U.S. economy and the crashing of U.S. technology stocks put considerable pressure on the equity markets in Asia.


U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------

               The government sector of the Fund slightly underperformed the Lipper General U.S. Government Funds Average for the period. The sector benefited from its overweighted position in mortgage pass-through securities. However, in the second half of the period, performance was negatively affected by an increased allocation to agencies and Treasuries that underperformed mortgage pass-through securities.

               During the reporting period, interest rates were lower across the Treasury yield curve, with short-term interest rates falling more than long-term interest rates as the Federal Reserve Board (the
               Fed) cut interest rates. The Fed has been very aggressive, cutting interest rates five times since January for a total of 2.5% to stimulate the slowing economy. The bond market currently believes that the Fed is almost done cutting interest rates and


               THE LIPPER GENERAL U.S. GOVERNMENT FUNDS AVERAGE IS AN AVERAGE PERFORMANCE LEVEL OF ALL U.S. GOVERNMENT FUNDS, REPORTED BY LIPPER ANALYTICAL SERVICES, INC.

 ...CONTINUED
--------------------------------------------------------------------------------


               expects the economy to improve in the fourth quarter. As a result, this positive outlook has already been priced into the bond market, causing interest rates on bonds to rise since the end of March.


REAL ESTATE
--------------------------------------------------------------------------------

               Real estate securities performed well during the fiscal year. Shares of real estate investment trusts (REITs), measured by the National Association of Real Estate Investment Trusts (NAREIT) equity index, rose 20.56% on a total-return basis. This was well above the -10.55% return on the S&P 500 Index, to say nothing of the -37.9% Nasdaq Composite Index return. These stellar results occurred as the sector continued to recover from its oversold condition at the end of 1999, as investors cast about for stocks with lower volatility in the face of poor overall market conditions and the "tech wreck," and as real estate companies continued to report solid operating results.


GOLD
--------------------------------------------------------------------------------

               Gold prices fell 1.7%, from $272.25 per ounce to $267.50 per ounce during the fiscal year. The common stocks of gold mining companies rose. The Fund had no exposure to gold stocks during this period.




               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.



               THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS IS THE NATIONAL TRADE ASSOCIATION FOR REAL ESTATE COMPANIES. MEMBERS ARE REAL ESTATE INVESTMENT TRUSTS (REITS) AND OTHER BUSINESSES THAT OWN, OPERATE, AND FINANCE INCOME-PRODUCING REAL ESTATE, AS WELL AS THOSE FIRMS AND INDIVIDUALS WHO ADVISE, STUDY, AND SERVICE THESE BUSINESSES.

14

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?


U.S. STOCKS
--------------------------------------------------------------------------------

               Over the course of the last few months, we have slowly raised the U.S. stock portion of the Fund's exposure to technology. It appears that most of the market concerns regarding future growth prospects are priced into most technology shares. At the same time, we have gradually reduced exposure to energy and consumer cyclicals.


INTERNATIONAL
--------------------------------------------------------------------------------

               We have continued our strategy of being overweight in Canada and Europe. Specifically, we added to our banking and our railroad exposure in Canada. In Japan, we have very little exposure to the banking and insurance sectors, and have recently added companies to our defensive names, such as Takeda Chemicals and West Japan Railway. Overall, we have continued to be overweight in information technology, with Nokia remaining the largest position in the international portion of the Fund.


EMERGING MARKETS
--------------------------------------------------------------------------------

               During the past year, we focused on buying companies that we felt would weather the downturn in global economic growth better than most other companies. We also concentrated on companies that had strong growth prospects linked to industry-specific and/or country-specific factors. For example, we believe that power demand in China will rise considerably during the next several years, so we invested in several Chinese power



               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 23-38.

 ...CONTINUED
--------------------------------------------------------------------------------

               companies.   We  sell   companies  when  we  believe  that  their
               valuations have become too high and/or there is a material change to their operating outlook.


U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------

               With interest rates falling, mortgage prepayment risk increased during the second half of the period. Prepayment risk occurs in a falling interest rate environment when homeowners refinance their mortgages into lower rate loans. Holders of mortgage securities must then reinvest the proceeds at lower interest rates. As a result, the allocation to higher-coupon mortgages was reduced, and agencies and Treasuries were purchased.

               It appears that the Fed is nearly finished cutting interest rates, and interest rates are beginning to trend higher. Because we expect mortgage prepayments to begin to slow as mortgage rates rise, we recently increased our exposure to mortgages and decreased our exposure to Treasuries. When interest rates rise as the economy strengthens, mortgage pass-through securities should outperform Treasuries because of their higher yields and reduced prepayment risk.

               With the Fed's cutting interest rates aggressively, we are concerned that once the interest rate cuts work through the economy, inflation may increase. As a result, we purchased U.S. Treasury inflation-indexed notes, commonly referred to as Treasury inflation-protected securities (TIPS). TIPS offer a real or after-inflation rate of return because the principal value and interest payments increase as inflation increases. As a result, TIPS perform well in an inflationary environment.

16

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               Investments in this portfolio segment were 33.4% GNMA mortgage pass-through securities, 23.4% FNMA pass-through securities, 22.7% FHLMC notes, 8.2% FNMA notes, 6.4% U.S. Treasury bonds, and 5.9% TIPS.


REAL ESTATE
--------------------------------------------------------------------------------

               Our strategy is to focus on companies with some sort of sustainable competitive advantage on the asset side; a prudent use of leverage on the liability side; a management that possesses strategic vision, executional competence, and integrity; identifiable internal and external growth platforms; and a reasonable valuation.


WHAT IS THE OUTLOOK?


U.S. STOCKS
--------------------------------------------------------------------------------

               We continue to create a more balanced portfolio as to the weightings in each of the major economic sectors of the market. We foresee major markets' having a broader appreciation potential as opposed to the experience of the 1998-2000 period.


INTERNATIONAL
--------------------------------------------------------------------------------

               Although the economic slowdown has spread to regions outside the United States, we continue to view Europe and Canada positively. Canada looks particularly attractive because it has a large current account and budget surplus, and is planning to implement financial reform and tax reduction this year. Although the fiscal position of Europe is not as favorable as

 ...CONTINUED
--------------------------------------------------------------------------------

               Canada, many European countries will nevertheless reduce tax rates this year. Also, lawmakers recently agreed on rules that would make hostile takeovers easier in the European Union. We continue to underweight Japanese equities because of the high level of financial and government debt. Japan has few policy tools at its disposal because of its large budget deficit and its need to recapitalize the banking sector.


EMERGING MARKETS
--------------------------------------------------------------------------------

               We believe that valuations in many emerging markets are quite attractive which, combined with our belief that global growth will accelerate into 2002, will provide a positive backdrop for emerging markets. While there is still no conclusive evidence that global economic growth has begun to rebound, we believe that the aggressive interest rate cuts in the United States support a rebound in growth going forward. Because the performance of emerging markets is closely linked to global growth, we believe the outlook is positive for emerging markets.


U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------

               The bond market has already priced in economic recovery in the fourth quarter. Therefore, the future performance of the bond market depends on how quickly the economy will recover from the current slowdown. Recent economic data have been mixed. Investors are trying to determine if the economy will experience a "V-shaped" recovery (one that rebounds quickly), a "U-shaped" recovery (one that takes place over several quarters), or an "L-shaped" recovery (one that takes several years).

18

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               Currently, your Fund is neutrally positioned and should perform relatively well whether interest rates rise or fall. If interest rates rise, the higher-coupon mortgages should perform well. TIPS should also perform well if interest rates rise because of rising inflation. If interest rates fall, then the lower-coupon mortgages and construction loans should perform well.


REAL ESTATE
--------------------------------------------------------------------------------

               The deeply oversold nature of these stocks as of 18 months ago has now been largely corrected. Moreover, the current economic softness is clearly affecting occupancy and rents, which should lead to softer operating results in upcoming quarters.
               Consequently, we anticipate returns in the next year should be pretty much in line with the stock market, although the low-beta nature of these securities should lead to more muted performance during periods of volatility.





               FOREIGN  INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS
               CURRENCY   FLUCTUATIONS,   MARKET   ILLIQUIDITY,   AND  POLITICAL
               INSTABILITY.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


                      --------------------------------------
                                 TOP 3 HOLDINGS
                                 IN EACH SECTOR
                                (% of Net Assets)
                      --------------------------------------
                      INTERNATIONAL SECURITIES

                        Nokia Corp. ADR                 0.9%

                        Canadian National Railway Co.   0.8%

                        Total Fina S.A. ADR             0.6%

                      REAL ESTATE

                        Equity Office Properties Trust  1.1%

                        Archstone Communities Trust     0.9%

                        Simon Property Group, Inc.      0.9%

                      U.S. GOVERNMENT

                        FNMA @ 7.00%                    2.2%

                        GNMA @ 8.00%                    1.7%

                        GNMA @ 7.50%                    1.6%

                      U.S. STOCKS

                        General Electric Co.            1.5%

                        Microsoft Corp.                 1.3%

                        Verizon Communications, Inc.    1.2%

                      --------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS



                                ASSET ALLOCATION
                                     5/31/01

A pie chart is shown here depicting the Asset Allocation as of May 31, 2001 of the USAA Cornerstone Strategy Fund to be:

U.S. Stocks - 42.5%; International Securities - 27.8%; U.S. Government & Agency Issues - 15.5%; Real Estate Securities - 12.3%; and Money Market Instruments - 4.6%.


      PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.





                                         -------------------------------------
                                                   TOP 10 INDUSTRIES*
                                                   (% of Net Assets)
                                         -------------------------------------

                                         Real Estate Investment Trusts   11.7%

                                         Drugs                            4.4%

                                         Banks - Money Center             3.9%

                                         Banks - Major Regional           3.7%

                                         Telephones                       3.5%

                                         Insurance - Multiline Companies  3.2%

                                         Health Care - Diversified        2.6%

                                         Computer Software & Service      2.3%

                                         Oil - International Integrated   2.3%

                                         Finance - Diversified            1.9%

                                         -------------------------------------
                                         *EXCLUDING U.S. GOVERNMENT.

 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 23-38.

DISTRIBUTIONS
--------------------------------------------------------------------------------
                                 to SHAREHOLDERS


USAA CORNERSTONE STRATEGY FUND


               The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2001. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2002.



                               ----------------------------------
                               Ordinary income*          $ .48610
                               Long-term capital gains     .69955
                                                         --------
                               Total                     $1.18565
                                                         ========
                               ----------------------------------



               26.64% of ordinary income distributions qualifies for deduction by corporations.



               Total equalization debit used this year was $5,169,000.




               * INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

22

INDEPENDENT
--------------------------------------------------------------------------------
                                AUDITORS' Report



KPMG

THE SHAREHOLDERS AND BOARD OF TRUSTEES

               USAA CORNERSTONE STRATEGY FUND


               We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Strategy Fund, a series of the USAA Investment Trust, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Strategy Fund as of May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                          KPMG LLP

               San Antonio, Texas
               July 3, 2001

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INTERNATIONAL SECURITIES (27.8%)
            INTERNATIONAL COMMON STOCKS (27.4%)
            ARGENTINA (0.0%) A
  214,600   Perez Companc S.A."B"                                     $      331
--------------------------------------------------------------------------------
            AUSTRALIA (0.0%) A
  843,000   Pasminco Ltd. *                                                  192
--------------------------------------------------------------------------------
            AUSTRIA (0.3%)
   38,300   Boehler Uddeholm AG                                            1,391
   12,900   VA Technologie AG                                                413
   35,900   Vienna Airport (Flughafen Wien)                                1,154
--------------------------------------------------------------------------------
                                                                           2,958
--------------------------------------------------------------------------------
            BRAZIL (0.0%) A
   12,400   Telesp Celular Participacoes S.A. ADR                            216
--------------------------------------------------------------------------------
            CANADA (3.2%)
  112,800   Anderson Exploration Ltd. *                                    2,582
   74,000   Bank of Montreal                                               1,873
  103,356   C-MAC Industries, Inc. *                                       3,204
   99,100   Canadian Imperial Bank of Commerce                             3,222
  195,600   Canadian National Railway Co.                                  7,852
   75,200   Manulife Financial Corp.                                       2,028
  120,500   Nexen, Inc.                                                    3,081
   98,600   Nortel Networks Corp.                                          1,314
   57,300   Sun Life Financial Services                                    1,255
  157,800   Suncor Energy, Inc.                                            4,259
   64,900   Toronto-Dominion Bank                                          1,678
--------------------------------------------------------------------------------
                                                                          32,348
--------------------------------------------------------------------------------
            CHINA (0.2%)
1,400,000   Beijing Datang Power                                             521
  145,800   China Mobile Ltd. *                                              708
1,132,000   China Petroleum and Chemical Corp. "H"                           218
  290,000   China Unicom Ltd. *                                              472
   10,600   CNOOC Ltd. ADR *                                                 212
  130,000   Legend Holdings Ltd.                                              89
--------------------------------------------------------------------------------
                                                                           2,220
--------------------------------------------------------------------------------

24

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            CZECH REPUBLIC (0.0%) A
   56,000   Ceske Energeticke Zavody A.S. *                           $      151
--------------------------------------------------------------------------------
            DENMARK (0.5%)
  425,584   Nordea AB                                                      2,365
   60,000   TDC A/S "B" *                                                  2,518
--------------------------------------------------------------------------------
                                                                           4,883
--------------------------------------------------------------------------------
            FINLAND (1.4%)
  122,368   Metso OYJ                                                      1,309
  328,700   Nokia Corp. ADR                                                9,611
   86,100   Perlos Corp.                                                   1,081
  304,000   Sampo Leonia Insurance Co. "A"                                 2,571
--------------------------------------------------------------------------------
                                                                          14,572
--------------------------------------------------------------------------------
            FRANCE (2.5%)
   37,900   Accor S.A.                                                     1,542
   55,265   Aventis S.A.                                                   4,094
   73,657   CNP Assurances                                                 2,292
   70,400   Coflexip ADR                                                   5,131
   16,000   Eramet Group                                                     578
  133,000   Gemplus International S.A. *                                     479
   16,970   ISIS S.A.                                                      1,742
   47,900   Renault S.A.                                                   2,234
   50,000   Rhodia S.A.                                                      588
   88,674   Total Fina S.A. ADR                                            6,539
--------------------------------------------------------------------------------
                                                                          25,219
--------------------------------------------------------------------------------
            GERMANY (1.2%)
   39,000   Bayerische HypoVereinsbank AG                                  1,874
   66,800   Continental AG                                                   924
   93,700   E. On AG                                                       4,662
   72,400   Merck KGaA                                                     2,394
   12,900   SAP AG                                                         1,804
--------------------------------------------------------------------------------
                                                                          11,658
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            HONG KONG (0.2%)
  173,000   Amoy Properties Ltd.                                      $      189
   94,000   Cheung Kong Holdings Ltd.                                      1,027
   33,400   Dah Sing Financial Group                                         178
  700,000   Giordano International Ltd.                                      397
  196,000   Li & Fung Ltd.                                                   343
   30,000   Sun Hung Kai Properties Ltd.                                     282
--------------------------------------------------------------------------------
                                                                           2,416
--------------------------------------------------------------------------------
            HUNGARY (0.0%) A
    3,600   Magyar Tavkozlesi Rt. (MATAV) ADR                                 55
    6,000   MOL Magyar Olaj - es Gazipari Rt.                                 87
--------------------------------------------------------------------------------
                                                                             142
--------------------------------------------------------------------------------
            INDIA (0.2%)
   16,700   Cipla Ltd. *                                                     393
   22,000   Hindalco Industries Ltd.                                         405
    7,380   Infosys Technologies Ltd.                                        593
   14,100   ITC Ltd.                                                         239
   40,800   Larsen & Toubro Ltd.                                             216
   17,000   Reliance Industries Ltd.                                         142
    4,400   Wipro Ltd.                                                       157
--------------------------------------------------------------------------------
                                                                           2,145
--------------------------------------------------------------------------------
            ISRAEL (0.1%)
    5,900   Check Point Software Technologies Ltd. *                         318
    8,400   Teva Pharmaceutical Industries Ltd. ADR                          485
--------------------------------------------------------------------------------
                                                                             803
--------------------------------------------------------------------------------
            ITALY (1.1%)
   66,700   ENI S.p.A. ADR                                                 4,316
  285,000   Italgas S.p.A.                                                 2,427
  125,500   Telecom Italia S.p.A.                                          1,198
  626,200   Telecom Italia S.p.A. Savings                                  3,288
--------------------------------------------------------------------------------
                                                                          11,229
--------------------------------------------------------------------------------
            JAPAN (3.6%)
   36,000   Asatsu DK                                                        840
   47,000   Daibiru Corp.                                                    312
   82,000   Fujitsu Ltd.                                                   1,064
   32,000   Ito-Yokado Co. Ltd.                                            1,677
   42,400   Meitec Corp.                                                   1,441

26

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
  170,000   Mitsui Fudosan Co. Ltd.                                   $    1,616
   24,500   Murata Manufacturing Co. Ltd.                                  1,950
  317,000   Nikko Securities Co. Ltd.                                      2,573
      347   Nippon Telegraph & Telephone Corp. (NTT)                       2,148
       98   NTT Mobile Communication Network, Inc.                         1,880
   52,530   Paris Miki, Inc.                                               1,560
    6,300   Pasona Softbank, Inc.                                             62
   43,900   Sanix, Inc.                                                    2,219
   36,000   Shin-Etsu Chemical Co. Ltd.                                    1,393
   47,600   Sony Corp.                                                     3,672
  209,000   Sumitomo Corp.                                                 1,496
   78,000   Sumitomo Electric Industries Ltd.                              1,042
   91,000   Takeda Chemical Industries Ltd.                                4,631
  340,000   Toshiba Corp.                                                  1,931
      627   West Japan Railway                                             3,170
--------------------------------------------------------------------------------
                                                                          36,677
--------------------------------------------------------------------------------
            KOREA (0.3%)
   17,200   H&CB                                                             379
   18,000   Hyundai Motor Co. Ltd                                            355
   35,361   Korea Telecom Corp. ADR                                          824
    9,000   Korea Telecom Freetel *                                          282
    3,900   Samsung Electronics Co. Ltd.                                     645
    5,000   Samsung SDI Co. Ltd.                                             239
    7,000   Samsung Securities Co. Ltd.                                      210
   38,200   Shinhan Bank                                                     359
    1,100   Sk Telecom Co. Ltd.                                              189
--------------------------------------------------------------------------------
                                                                           3,482
--------------------------------------------------------------------------------
            MALAYSIA (0.1%)
  159,900   Public Bank Bhd                                                  107
  208,000   Public Bank Bhd (Local)                                          125
  105,000   Sime Darby Bhd                                                   107
   64,700   Telekom Malaysia Bhd                                             136
--------------------------------------------------------------------------------
                                                                             475
--------------------------------------------------------------------------------
            MEXICO (0.5%)
   21,000   America Movil S.A. de C.V. ADR *                                 428
   20,100   Cemex S.A. de C.V. ADR                                           532
   19,600   Coca Cola Femsa S.A. de C.V. ADR                                 438
   17,500   Fomento Economico Mexicano S.A. de C.V. ADR                      750

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
  355,800   Grupo Financiero Banamex Accival S.A. de C.V. "O"         $      915
  434,100   Grupo Financiero BBVA Bancomer S.A. de C.V. *                    400
    8,800   Grupo Modelo S.A. de C.V. "C"                                     24
   30,100   Telefonos de Mexico S.A. de C.V. ADR                           1,038
   23,200   Tubos de Acero de Mexico S.A. ADR                                296
--------------------------------------------------------------------------------
                                                                           4,821
--------------------------------------------------------------------------------
            NETHERLANDS (2.6%)
  114,200   Akzo Nobel N.V.                                                4,925
   85,700   Fortis NL N.V.                                                 2,111
   30,000   Gucci Group N.V.                                               2,710
   86,580   ING Group N.V.                                                 5,638
   66,247   Koninklijke KPN N.V. *                                           618
  163,089   Koninklijke Philips Electronics N.V.                           4,518
   88,700   Oce-van der Grinten N.V.                                       1,099
  131,200   Versatel Telecom *                                               555
   53,700   VNU N.V.                                                       2,102
  101,200   Vopak Kon                                                      2,289
--------------------------------------------------------------------------------
                                                                          26,565
--------------------------------------------------------------------------------
            NORWAY (0.3%)
  140,000   DNB Holdings ASA                                                 591
  321,500   Storebrand ASA                                                 2,397
--------------------------------------------------------------------------------
                                                                           2,988
--------------------------------------------------------------------------------
            POLAND (0.0%) A
   40,700   Telekomunikacja Polska S.A.                                      212
--------------------------------------------------------------------------------
            PORTUGAL (0.8%)
  730,879   Banco Comercial Portugues S.A. *                               2,886
  207,000   Brisa-Auto Estrada de Portugal S.A.                            1,875
  245,300   Portugal Telecom S.A. ADR *                                    1,958
   91,465   Telecel-Comunicacoes Pessoais S.A. *                             857
--------------------------------------------------------------------------------
                                                                           7,576
--------------------------------------------------------------------------------
            RUSSIA (0.1%)
   10,000   LUKoil Holdings ADR                                              521
--------------------------------------------------------------------------------
            SINGAPORE (0.0%) A
  120,400   Overseas Union Bank                                              462
--------------------------------------------------------------------------------

28

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            SOUTH AFRICA (0.2%)
   38,900   ABSA Group Ltd.                                           $      170
    3,400   Anglo American Platinum Corp.                                    178
   38,300   Anglo American plc                                               619
    5,000   Impala Platinum Holdings Ltd.                                    295
   13,900   Nedcor Ltd.                                                      264
   29,000   SASOL Ltd.                                                       286
   17,800   South African Breweries plc                                      132
  103,100   Standard Bank Investment Corp. Ltd.                              433
--------------------------------------------------------------------------------
                                                                           2,377
--------------------------------------------------------------------------------
            SPAIN (1.0%)
  165,887   Altadis S.A.                                                   2,058
  209,333   Banco Bilbao Vizcaya Argentaria                                2,850
  155,750   Repsol S.A.                                                    2,774
   56,512   Telefonica de Espana S.A. ADR *                                2,508
--------------------------------------------------------------------------------
                                                                          10,190
--------------------------------------------------------------------------------
            SWEDEN (1.1%)
  168,100   Autoliv, Inc. GDR                                              3,083
  791,178   Nordea AB                                                      4,397
  150,320   Skandinaviska Enskilda Banken "A"                              1,386
  554,215   Swedish Match AB                                               2,557
--------------------------------------------------------------------------------
                                                                          11,423
--------------------------------------------------------------------------------
            SWITZERLAND (0.9%)
   92,600   Novartis AG                                                    3,516
   33,400   STMicroelectronics N. V.                                       1,188
    2,438   Sulzer AG P.C.                                                   932
   76,631   Syngenta AG *                                                  3,773
--------------------------------------------------------------------------------
                                                                           9,409
--------------------------------------------------------------------------------
            TAIWAN (0.2%)
   38,000   Ambit Microsystems Corp.                                         204
   28,000   Asustek Computer, Inc.                                           136
  613,000   Bank Sinopac *                                                   277
  565,000   China Steel Corp.                                                303
  137,000   Chinatrust Commercial Bank *                                      96
   63,750   Compal Electronics, Inc.                                          85
   78,000   Delta Electronics, Inc.                                          173
   26,000   Quanta Computer, Inc.                                             86

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
  198,000   Taiwan Semiconductor Manufacturing Co. *                  $      523
  228,700   United Microelectronics *                                        351
   30,000   Via Technologies, Inc. *                                         230
--------------------------------------------------------------------------------
                                                                           2,464
--------------------------------------------------------------------------------
            UNITED KINGDOM (4.8%)
   80,800   AstraZeneca Group plc                                          3,810
  240,000   Bank of Scotland                                               2,723
  728,200   Billiton plc                                                   3,704
   44,900   BOC Group plc                                                    675
  166,900   Cable & Wireless plc                                           1,089
  445,600   Cadbury Schweppes plc                                          2,876
  192,234   Celltech Group plc                                             3,227
  223,200   CGNU plc                                                       2,924
1,378,000   Cookson Group plc                                              3,224
  900,000   Corporate Services Group plc *                                   644
   46,400   GlaxoSmithkline plc ADR                                        2,538
  650,000   Old Mutual plc                                                 1,431
  155,700   Powergen plc                                                   1,598
  326,000   Reckitt Benckiser plc                                          4,313
  268,866   Reuters Group plc                                              3,755
  176,880   Royal Bank of Scotland Group plc                               4,063
  570,100   Tomkins plc                                                    1,528
   10,000   Vodafone Group plc ADR                                           259
  356,197   WPP Group plc                                                  3,874
--------------------------------------------------------------------------------
                                                                          48,255
--------------------------------------------------------------------------------
            Total international common stocks (cost: $233,467)           279,380
--------------------------------------------------------------------------------
            INTERNATIONAL PREFERRED STOCKS (0.3%)
            BRAZIL
8,890,000   Banco Itau S.A.                                                  720
   14,600   Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR     381
   20,100   Companhia de Bebidas das Americas ADR                            451
9,300,000   Companhia Energetica de Minas Gerais - CEMIG                      91
   17,000   Petroleo Brasileiro S.A.                                         431
   12,800   Tele Norte Leste Participacoes S.A. ADR                          203
   19,500   Uniao de Bancos Brasileiros S.A. (Unibanco) GDR                  498
--------------------------------------------------------------------------------
            Total international preferred stocks (cost: $2,293)            2,775
--------------------------------------------------------------------------------

30

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

PRINCIPAL                                                                 MARKET
   AMOUNT                                         COUPON                   VALUE
    (000)   SECURITY                                RATE   MATURITY        (000)
--------------------------------------------------------------------------------
            INTERNATIONAL BONDS (0.1%)
            JAPAN
$     600   MBL International Finance (Bermuda)
              Trust, Convertible Note
              (cost: $600)                         3.00%  11/30/2002  $      607
--------------------------------------------------------------------------------
            Total international securities (cost: $236,360)              282,762
--------------------------------------------------------------------------------


   NUMBER
OF SHARES
-----------
            REAL ESTATE SECURITIES (12.3%)
            LEISURE TIME (0.2%)
   90,000   Vail Resorts, Inc. *                                           1,859
--------------------------------------------------------------------------------
            LODGING/HOTEL (0.8%)
  200,000   Starwood Hotels & Resorts Worldwide, Inc.                      7,566
--------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (11.3%)
  350,000   Archstone Communities Trust                                    8,764
  200,000   Arden Realty Group, Inc.                                       4,924
  170,000   AvalonBay Communities, Inc.                                    7,876
  170,000   Boston Properties, Inc.                                        6,780
  110,000   Chelsea Property Group, Inc.                                   4,785
   70,000   Correctional Properties Trust                                    896
  160,000   Cousins Properties, Inc.                                       4,198
  270,000   Duke-Weeks Realty Corp.                                        6,307
  380,000   Equity Office Properties Trust                                11,058
  160,000   Federal Realty Investment Trust                                3,336
  230,000   Golf Trust of America, Inc.                                    1,771
  200,000   Highwoods Properties, Inc.                                     4,990
  190,000   Liberty Property Trust                                         5,506
  230,000   Meristar Hospitality Corp.                                     5,256
  140,000   Pan Pacific Retail Properties, Inc.                            3,262
  300,000   Philips International Realty Corp.                             1,236
  140,000   Post Properties, Inc.                                          5,106
  160,000   Prentiss Properties Trust                                      4,064
  140,000   Reckson Associates Realty Corp. "B"                            3,234
  320,000   Simon Property Group, Inc.                                     8,678
   81,000   Spieker Properties, Inc.                                       4,601

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
  100,000   Sun Communities, Inc.                                     $    3,370
  140,000   Vornado Realty Trust                                           5,250
--------------------------------------------------------------------------------
                                                                         115,248
--------------------------------------------------------------------------------
            Total real estate securities (cost: $105,255)                124,673
--------------------------------------------------------------------------------
            U.S. STOCKS (42.5%)
            AEROSPACE/DEFENSE (1.1%)
  151,400   B.F. Goodrich Co.                                              6,325
   81,060   Boeing Co.                                                     5,098
--------------------------------------------------------------------------------
                                                                          11,423
--------------------------------------------------------------------------------
            ALUMINUM (1.0%)
  232,000   Alcoa, Inc.                                                   10,011
--------------------------------------------------------------------------------
            AUTOMOBILES (0.3%)
  124,040   Ford Motor Co.                                                 3,020
--------------------------------------------------------------------------------
            AUTO PARTS (0.7%)
  132,525   ArvinMeritor, Inc.                                             2,054
  153,000   Lear Corp. *                                                   5,337
--------------------------------------------------------------------------------
                                                                           7,391
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (2.6%)
  230,000   Fleet Boston Financial Corp.                                   9,566
  125,000   PNC Financial Services Group                                   8,656
  260,000   SouthTrust Corp.                                               6,492
   30,000   SunTrust Banks, Inc.                                           1,843
--------------------------------------------------------------------------------
                                                                          26,557
--------------------------------------------------------------------------------
            BANKS - MONEY CENTER (1.7%)
  129,000   Bank of America Corp.                                          7,643
   70,000   First Union Corp.                                              2,258
  159,000   J. P. Morgan Chase & Co.                                       7,815
--------------------------------------------------------------------------------
                                                                          17,716
--------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (0.3%)
   60,000   Anheuser-Busch Companies, Inc.                                 2,640
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (0.4%)
   75,000   Coca-Cola Co.                                                  3,555
--------------------------------------------------------------------------------

32

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (0.3%)
  156,000   AT&T Corp. "A" *                                          $    2,629
--------------------------------------------------------------------------------
            CHEMICALS (0.3%)
  199,200   Lyondell Chemical Co.                                          3,297
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (0.5%)
   80,000   JDS Uniphase Corp. *                                           1,337
   64,000   QUALCOMM, Inc. *                                               3,887
--------------------------------------------------------------------------------
                                                                           5,224
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (1.5%)
  104,000   Dell Computer Corp. *                                          2,534
  150,000   Hewlett-Packard Co.                                            4,398
   78,000   IBM Corp.                                                      8,720
--------------------------------------------------------------------------------
                                                                          15,652
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (0.5%)
  270,000   Cisco Systems, Inc. *                                          5,200
--------------------------------------------------------------------------------
            COMPUTER - PERIPHERALS (0.3%)
   84,000   EMC Corp. *                                                    2,654
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (2.0%)
   76,000   Computer Associates International, Inc.                        2,156
  196,000   Microsoft Corp. *                                             13,559
  310,200   Oracle Corp. *                                                 4,746
--------------------------------------------------------------------------------
                                                                          20,461
--------------------------------------------------------------------------------
            DRUGS (1.9%)
  134,000   Merck & Co., Inc.                                              9,781
  118,500   Pharmacia Corp.                                                5,754
   60,000   Watson Pharmaceuticals, Inc. *                                 3,606
--------------------------------------------------------------------------------
                                                                          19,141
--------------------------------------------------------------------------------
            ELECTRIC UTILITIES (0.3%)
   65,000   Reliant Energy, Inc.                                           2,995
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (1.7%)
  305,000   General Electric Co.                                          14,945
  100,000   SCI Systems, Inc. *                                            2,361
--------------------------------------------------------------------------------
                                                                          17,306
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (0.1%)
   23,646   Agilent Technologies, Inc. *                               $     793
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (1.2%)
   64,000   Analog Devices, Inc. *                                         2,851
  255,400   Intel Corp.                                                    6,898
   67,000   Texas Instruments, Inc.                                        2,286
--------------------------------------------------------------------------------
                                                                          12,035
--------------------------------------------------------------------------------
            ENTERTAINMENT (1.2%)
  116,000   AOL Time Warner, Inc. *                                        6,059
  180,000   Walt Disney Co.                                                5,691
--------------------------------------------------------------------------------
                                                                          11,750
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (0.3%)
   60,000   Applied Materials, Inc. *                                      2,996
--------------------------------------------------------------------------------
            FINANCE - CONSUMER (0.6%)
   80,000   PMI Group, Inc.                                                5,584
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (1.5%)
  174,543   Citigroup, Inc.                                                8,945
  104,000   Morgan Stanley Dean Witter & Co.                               6,761
--------------------------------------------------------------------------------
                                                                          15,706
--------------------------------------------------------------------------------
            FOODS (0.7%)
  220,000   Ralston Purina Group                                           6,818
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (2.6%)
  126,000   Abbott Laboratories                                            6,549
  120,000   American Home Products Corp.                                   7,596
  162,000   Bristol-Myers Squibb Co.                                       8,787
   40,000   Johnson & Johnson, Inc.                                        3,878
--------------------------------------------------------------------------------
                                                                          26,810
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (0.8%)
   98,000   Kimberly-Clark Corp.                                           5,924
   38,000   Procter & Gamble Co.                                           2,441
--------------------------------------------------------------------------------
                                                                           8,365
--------------------------------------------------------------------------------

34

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INSURANCE - LIFE/HEALTH (0.1%)
   25,000   MetLife, Inc.                                             $      796
--------------------------------------------------------------------------------
            INSURANCE - MULTILINE COMPANIES (1.5%)
  118,500   American International Group, Inc.                             9,598
   65,000   CIGNA Corp.                                                    6,141
--------------------------------------------------------------------------------
                                                                          15,739
--------------------------------------------------------------------------------
            INSURANCE - PROPERTY/CASUALTY (0.8%)
  170,000   Allstate Corp.                                                 7,653
--------------------------------------------------------------------------------
            LEISURE TIME (0.3%)
  130,000   Brunswick Corp.                                                2,938
--------------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (0.9%)
   80,000   Caterpillar, Inc.                                              4,333
  130,000   Deere & Co.                                                    4,857
--------------------------------------------------------------------------------
                                                                           9,190
--------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (1.2%)
   94,500   Eaton Corp.                                                    7,390
   35,000   Parker-Hannifin Corp.                                          1,691
   57,000   Tyco International Ltd.                                        3,274
--------------------------------------------------------------------------------
                                                                          12,355
--------------------------------------------------------------------------------
            MANUFACTURING - SPECIALIZED (1.2%)
  145,000   Avery Dennison Corp.                                           8,480
   60,333   Energizer Holdings, Inc. *                                     1,391
   85,000   Jabil Circuit, Inc. *                                          2,497
--------------------------------------------------------------------------------
                                                                          12,368
--------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (1.1%)
  120,700   El Paso Corp.                                                  7,351
  105,000   NICOR, Inc.                                                    4,073
--------------------------------------------------------------------------------
                                                                          11,424
--------------------------------------------------------------------------------
            OIL - DOMESTIC INTEGRATED (1.3%)
  185,000   Conoco, Inc. "A"                                               5,720
  235,000   Occidental Petroleum Corp.                                     7,043
--------------------------------------------------------------------------------
                                                                          12,763
--------------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (0.9%)
  124,000   Texaco, Inc.                                                   8,854
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.5%)
  122,300   Helmerich & Payne, Inc.                                   $    4,836
--------------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (0.4%)
   70,850   Anadarko Petroleum Corp.                                       4,436
--------------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS (0.4%)
  250,000   Smurfit-Stone Container Corp. *                                3,743
--------------------------------------------------------------------------------
            RAILROADS/SHIPPING (0.5%)
  225,000   Norfolk Southern Corp.                                         4,988
--------------------------------------------------------------------------------
            RESTAURANTS (0.3%)
  132,000   Wendy's International, Inc.                                    3,254
--------------------------------------------------------------------------------
            RETAIL - BUILDING SUPPLIES (0.2%)
   43,000   Home Depot, Inc.                                               2,119
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (0.9%)
  185,000   Wal-Mart Stores, Inc.                                          9,574
--------------------------------------------------------------------------------
            SAVINGS & LOAN HOLDING CO. (0.6%)
  184,500   Washington Mutual, Inc.                                        6,572
--------------------------------------------------------------------------------
            SERVICES - COMPUTER SYSTEMS (0.3%)
   52,000   SunGard Data Systems, Inc. *                                   3,093
--------------------------------------------------------------------------------
            SERVICES - DATA PROCESSING (0.3%)
   40,000   First Data Corp.                                               2,624
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.5%)
  215,000   Sprint PCS *                                                   4,730
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (0.3%)
  161,000   Sprint Corp. - FON Group                                       3,270
--------------------------------------------------------------------------------
            TELEPHONES (1.6%)
  100,000   SBC Communications, Inc.                                       4,305
  226,400   Verizon Communications, Inc.                                  12,418
--------------------------------------------------------------------------------
                                                                          16,723
--------------------------------------------------------------------------------
            Total U.S. stocks (cost: $333,274)                           431,771
--------------------------------------------------------------------------------

36

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

PRINCIPAL                                                                 MARKET
   AMOUNT                             COUPON                               VALUE
    (000)   SECURITY                   RATE           MATURITY             (000)
--------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY ISSUES (15.5%)
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION PASS-THROUGH
              SECURITIES  (5.2%)
$   9,369   Government National
              Mortgage Assn. c         6.00%   9/15/2028              $    9,105
    6,049   Government National
              Mortgage Assn.           6.50    5/15/2023 -  4/15/2024      6,029
   16,084   Government National
              Mortgage Assn. b         7.50    3/15/2017 -  6/20/2030     16,552
   17,077   Government National
              Mortgage Assn. b         8.00    6/15/2016 -  8/20/2030     17,717
    1,386   Government National
              Mortgage Assn.           8.50    9/15/2009 -  2/15/2017      1,476
      107   Government National
              Mortgage Assn.           9.00    6/15/2016 - 10/15/2016        115
    1,326   Government National
              Mortgage Assn.           9.50    6/15/2009 -  8/15/2017      1,461
      247   Government National
              Mortgage Assn.          10.00   11/15/2009 -  4/15/2016        273
       16   Government National
              Mortgage Assn.          11.50    3/15/2013                      18
--------------------------------------------------------------------------------
                                                                          52,746
--------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION PASS-THROUGH SECURITIES (3.6%)
   14,600   Federal National
              Mortgage Assn. c         6.50    2/01/2030                  14,448
   22,199   Federal National
              Mortgage Assn. c         7.00    2/01/2030 -  8/01/2030     22,417
--------------------------------------------------------------------------------
                                                                          36,865
--------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES (1.3%)
    7,100   Federal National
              Mortgage Assn.           7.13    6/15/2010                   7,600
    5,000   Federal National
              Mortgage Assn.           7.25    1/15/2010                   5,407
--------------------------------------------------------------------------------
                                                                          13,007
--------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES (3.5%)
   13,400   Federal Home Loan
              Mortgage Corp.           5.25    1/15/2006                  13,289
    6,000   Federal Home Loan
              Mortgage Corp.           6.75    3/15/2031                   6,145
   15,600   Federal Home Loan
              Mortgage Corp.           6.88    9/15/2010                  16,468
--------------------------------------------------------------------------------
                                                                          35,902
--------------------------------------------------------------------------------
            U.S. TREASURY BOND (1.0%)
   10,000   U.S. Treasury Bond         6.00    2/15/2026                  10,066
--------------------------------------------------------------------------------
            U.S TREASURY INFLATION-INDEXED NOTE (0.9%)
    9,111   U.S. Treasury Note         3.50    1/15/2011                   9,284
--------------------------------------------------------------------------------
            Total U.S. government & agency issues (cost: $156,125)       157,870
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001

PRINCIPAL                                                                 MARKET
   AMOUNT                                     COUPON                       VALUE
    (000)   SECURITY                           RATE     MATURITY           (000)
--------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENT (4.6%)
$  46,668   Federal National Mortgage Assn.
              Discount Note (cost: $46,663)    4.09%    6/01/2001     $   46,663
--------------------------------------------------------------------------------
            Total investments (cost: $877,677)                        $1,043,739
================================================================================

38

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001



PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

            Real Estate Investment Trusts                       11.7%
            Government National Mortgage Association             5.2
            Federal National Mortgage Association                9.5
            Drugs                                                4.4
            Banks - Money Center                                 3.9
            Banks - Major Regional                               3.7
            Federal Home Loan Mortgage Corporation               3.5
            Telephones                                           3.5
            Insurance - Multiline Companies                      3.2
            Health Care - Diversified                            2.6
            Computer Software & Service                          2.3
            Oil - International Integrated                       2.3
            Electronics - Semiconductors                         1.9
            Finance - Diversified                                1.9
            U.S. Treasury                                        1.9
            Electrical Equipment                                 1.8
            Manufacturing - Diversified Industries               1.8
            Railroads/Shipping                                   1.8
            Oil - Domestic Integrated                            1.7
            Communication Equipment                              1.6
            Computer - Hardware                                  1.6
            Natural Gas Utilities                                1.4
            Entertainment                                        1.2
            Household Products                                   1.2
            Manufacturing - Specialized                          1.2
            Oil & Gas - Drilling/Equipment                       1.2
            Aerospace/Defense                                    1.1
            Auto Parts                                           1.1
            Chemicals - Specialty                                1.1
            Aluminum                                             1.0
            Electric Utilities                                   1.0
            Insurance - Property/Casualty                        1.0
            Machinery - Diversified                              1.0
            Oil & Gas - Exploration & Production                 1.0
            Other                                               16.4
                                                               -----
            Total                                              102.7%
                                                               =====

NOTES
--------------------------------------------------------------------------------
                           to Portfolio of INVESTMENTS


USAA CORNERSTONE STRATEGY Fund

May 31, 2001


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentage of the investments to net assets.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

          GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.



SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Represents less than 0.1% of net assets.

          (b) At May 31, 2001, the cost of securities purchased on a delayed-delivery basis was $31,947,000.

          (c) At May 31, 2001, a portion of these securities was segregated to cover delayed-delivery purchases.

          *   Non-income-producing security.






                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001


ASSETS
   Investments in securities, at market value (identified cost of $877,677)    $ 1,043,739
   Cash                                                                                 39
   Cash denominated in foreign currencies (identified cost of $273)                    261
   Receivables:
      Capital shares sold                                                               23
      Dividends and interest                                                         3,674
      Securities sold                                                               46,780
                                                                               -----------
         Total assets                                                            1,094,516
                                                                               -----------

LIABILITIES
   Securities purchased                                                             76,570
   Unrealized depreciation on foreign currency contracts held, at value                  2
   Capital shares redeemed                                                             667
   USAA Investment Management Company                                                  654
   USAA Transfer Agency Company                                                        169
   Accounts payable and accrued expenses                                               353
                                                                               -----------
         Total liabilities                                                          78,415
                                                                               -----------
            Net assets applicable to capital shares outstanding                $ 1,016,101
                                                                               ===========

REPRESENTED BY:
   Paid-in capital                                                             $   829,694
   Accumulated undistributed net investment income                                  12,206
   Accumulated net realized gain on investments                                      8,205
   Net unrealized appreciation of investments                                      166,062
   Net unrealized depreciation on foreign currency translations                        (66)
                                                                               -----------
            Net assets applicable to capital shares outstanding                $ 1,016,101
                                                                               ===========
   Capital shares outstanding, unlimited number of shares
     authorized, no par value                                                       40,218
                                                                               ===========
   Net asset value, redemption price, and offering price per share             $     25.26
                                                                               ===========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA CORNERSTONE STRATEGY Fund

Year ended May 31, 2001



NET INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $796)               $  20,001
      Interest                                                           15,052
                                                                      ---------
         Total income                                                    35,053
                                                                      ---------
   Expenses:
      Management fees                                                     7,907
      Transfer agent's fees                                               2,225
      Custodian's fees                                                      484
      Postage                                                               480
      Shareholder reporting fees                                             65
      Trustees' fees                                                          5
      Registration fees                                                      32
      Professional fees                                                      52
      Other                                                                  19
                                                                      ---------
         Total expenses                                                  11,269
      Expenses paid indirectly                                               (4)
                                                                      ---------
         Net expenses                                                    11,265
                                                                      ---------
            Net investment income                                        23,788
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                        14,107
      Foreign currency transactions                                         (86)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                       (31,095)
      Foreign currency translations                                        (140)
                                                                      ---------
            Net realized and unrealized loss                            (17,214)
                                                                      ---------
Increase in net assets resulting from operations                      $   6,574
                                                                      =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

42

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA CORNERSTONE STRATEGY Fund

Years ended May 31,


                                                             2001        2000
                                                         ----------------------
FROM OPERATIONS
   Net investment income                                 $   23,788  $   28,400
   Net realized gain on investments                          14,107      51,745
   Net realized loss on foreign currency transactions           (86)       (186)
   Change in net unrealized appreciation/depreciation of:
      Investments                                           (31,095)    (18,951)
      Foreign currency translations                            (140)        111
                                                         ----------------------
      Increase in net assets resulting from operations        6,574      61,119
                                                         ----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                    (19,685)    (35,168)
                                                         ----------------------
   Net realized gains                                       (29,286)    (75,478)
                                                         ----------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                 66,095      82,776
   Reinvested dividends                                      47,564     107,815
   Cost of shares redeemed                                 (152,331)   (301,711)
                                                         ----------------------
      Decrease in net assets from capital
        share transactions                                  (38,672)   (111,120)
                                                         ----------------------
Net decrease in net assets                                  (81,069)   (160,647)

NET ASSETS
   Beginning of period                                    1,097,170   1,257,817
                                                         ----------------------
   End of period                                         $1,016,101  $1,097,170
                                                         ======================

Accumulated undistributed net investment income:
   End of period                                         $   12,206  $    8,189
                                                         ======================

CHANGE IN SHARES OUTSTANDING
   Shares sold                                                2,594       3,177
   Shares issued for dividends reinvested                     1,813       4,115
   Shares redeemed                                           (5,954)    (11,611)
                                                         ----------------------
      Decrease in shares outstanding                         (1,547)     (4,319)
                                                         ======================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                             to FINANCIAL Statements


USAA CORNERSTONE STRATEGY Fund

May 31, 2001



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Strategy Fund (the
          Fund). The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

              4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the

44

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001


                  Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund elected to utilize equalization debits by which a portion of the cost of redemptions, which occurred during the year ended May 31, 2001, reduced accumulated net realized gain. As a result of this and other permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to increase paid-in capital by $5,169,000, decrease accumulated undistributed net investment income by $86,000, and decrease accumulated net realized gain on investments by $5,083,000.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001


          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums are amortized over the life of the respective securities.

          D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Because the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

              2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

              Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

              Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from

46

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001


              the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. See Note 1(B). Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

          E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended May 31, 2001, custodian fee offset arrangements reduced expenses by $4,000.

          F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2)  LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million-- $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA CORNERSTONE STRATEGY Fund

May 31, 2001



          needs, including redemption requests that might otherwise require the untimely disposition of securities. Before January 10, 2001, the Fund had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended May 31, 2001.


(3)  DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4)  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2001, were $564,675,000 and $626,557,000, respectively.

          The cost of securities at May 31, 2001, for federal income tax purposes, was $879,664,000. Gross unrealized appreciation and depreciation of investments at May 31, 2001, for tax purposes, were $211,886,000 and $47,811,000, respectively.

48

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA CORNERSTONE STRATEGY Fund

May 31, 2001



(5)  FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

          A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

          At May 31, 2001, the terms of open foreign currency contracts were as follows (in thousands):

          Foreign Currency Contracts to Buy:

--------------------------------------------------------------------------------------
                           U.S. DOLLAR
 EXCHANGE   CONTRACTS TO   VALUE AS OF     IN EXCHANGE      UNREALIZED     UNREALIZED
   DATE        RECEIVE       5/31/01     FOR U.S. DOLLAR   APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------
 06/01/01        299          $127            $128              $ -            $(1)
           Brazilian Real
 06/05/01        444           288             288                -              -
           Canadian Dollar
 06/05/01        165           140             140                -              -
            Euro Currency
======================================================================================
                              $555            $556              $ -            $(1)
======================================================================================

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001


Foreign Currency Contracts to Sell:

--------------------------------------------------------------------------------------
                           U.S. DOLLAR
 EXCHANGE   CONTRACTS TO   VALUE AS OF     IN EXCHANGE      UNREALIZED     UNREALIZED
   DATE        DELIVER       5/31/01     FOR U.S. DOLLAR   APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------
 06/01/01      11,748         $99              $98              $ -            $(1)
            Japanese Yen
--------------------------------------------------------------------------------------


(6)  TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of its annual average net assets.

          B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

          C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7)  TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated Trustees or Fund officers received any compensation from the Fund.

50

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001


(8)  NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities, a practice that the Fund has been following. The guide also requires the Fund to classify as interest income any gains or losses realized on mortgage-backed securities. This requirement will not affect the Fund's net asset value but will change the classification of certain amounts in the statement of operations. In addition, the Fund will record an adjustment to decrease the cost of securities and decrease accumulated net realized gain on investments by $1,000 to reflect the cumulative effect of this change up to the date of adoption of June 1, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA CORNERSTONE STRATEGY Fund

May 31, 2001



(9)  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share operating performance for a share outstanding throughout each period is as follows:

                                                      Year Ended May 31,
                             ------------------------------------------------------------------
                                 2001          2000          1999          1998          1997
                             ------------------------------------------------------------------
Net asset value at
   beginning of period       $    26.27    $    27.29    $    29.89    $    27.96    $    25.47
Net investment income               .58           .63           .88           .77           .74
Net realized and
   unrealized gain (loss)          (.40)          .80         (1.14)         3.78          3.37
Distributions from net
   investment income               (.48)         (.78)         (.81)         (.72)         (.78)
Distributions of realized
   capital gains                   (.71)        (1.67)        (1.53)        (1.90)         (.84)
                             ------------------------------------------------------------------
Net asset value at
   end of period             $    25.26    $    26.27    $    27.29    $    29.89    $    27.96
                             ==================================================================
Total return (%) *                  .58          5.49          (.74)        17.15         16.94
Net assets at end
   of period (000)           $1,016,101    $1,097,170    $1,257,817    $1,500,258    $1,263,355
Ratio of expenses to
   average net assets (%)          1.07a         1.09          1.05          1.01          1.06
Ratio of net investment
   income to average
   net assets (%)                  2.26          2.43          3.12          2.64          2.88
Portfolio turnover (%)            54.67         37.46         46.27         32.73         35.14


* Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Reflects total expenses prior to any custodian fee offset arrangement.

                    TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               LEGAL COUNSEL    Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday 6 a.m. to 10 p.m.
                                Saturday 8:30 a.m. to 5 p.m.
                                Sunday 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL    1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT    For account servicing, exchanges, or
                MUTUAL FUNDS    redemptions
                                1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
           USAA TOUCHLINE(R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS    USAA.COM



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


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